UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LadRx Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

LADRX CORPORATION

2024 Annual Meeting
Vote by October 3, 2024
11:59 PM ET

LADRX CORPORATION
ATTN: JOHN CALOZ
11726 SAN VICENTE BLVD.
SUITE 650
LOS ANGELES, CA 90049

V55394-P17279

You invested in LADRX CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 4, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and AR10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 20, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

October 4, 2024
10:00 A.M., Pacific Daylight Time

11726 San Vicente Blvd
Suite 650
Los Angeles, CA 90049

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. The election of one director to serve until the 2025 annual meeting of stockholders.	
Nominee:	
1a. Jennifer Simpson, Ph.D.	For
2. The ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3. The approval, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	For
NOTE: The transaction of such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.	

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V55395-P17279